UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FARMER BROS. CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FARMER BROS. CO.

20333 South Normandie Avenue
Torrance, California 90502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, NOVEMBER 28, 2005

TO THE STOCKHOLDERS OF FARMER BROS. CO.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Farmers Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held at the principal office of the Company located at 20333 South Normandie Avenue, Torrance, California 90502 on Monday, November 28, 2005, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.                To elect two Class II directors to a three-year term of office expiring at the 2008 Annual Meeting of Stockholders;

2.                To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006; and

3.                To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 10, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, postponement or adjournment thereof.

By Order of the Board of Directors

John M. Anglin
Secretary
Torrance, California October 24, 2005

PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

TABLE OF CONTENTS

PROXY STATEMENT	1
General	1
Who Can Vote	1
Solicitation of Proxies	1
Voting of Shares	1
Counting of Votes	2
Shares Outstanding and Quorum	2
Proxy Card and Revocation of Proxy	2
ITEM 1 ELECTION OF DIRECTORS	3
ITEM 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS	7
Directors and Executive Officers	7
Principal Stockholders	8
BOARD AND COMMITTEE MATTERS	9
Board Meetings	9
Corporate Governance	9
Committees	9
Audit Committee	9
Nominating Committee	9
Compensation Committee	10
Compensation of Directors	10
EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION	12
Summary Compensation Table	12
Retirement Plan	13
Change in Control Arrangements	13
Compensation Committee Report	15
Philosophy and Objectives	15
Executive Officer Compensation	15
Incentive Compensation Plan	15
Compensation Committee Interlocks and Insider Participation	16
PERFORMANCE GRAPH	17
AUDIT MATTERS	18
Audit Committee Report	18
Independent Registered Public Accounting Firm	18
OTHER MATTERS	19
Section 16(a) Beneficial Ownership Reporting Compliance	19
Stockholder Proposals and Nominations	19
Proposals Pursuant to Rule 14a-8	19
Proposals and Nominations Pursuant to the Company’s Bylaws	19
Communication with the Board	20
Householding of Proxy Materials	21
Annual Report to Stockholders	21

FARMER BROS. CO.

20333 South Normandie Avenue
Torrance, California 90502

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, November 28, 2005, at 10:00 a.m., Pacific Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting, and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this Proxy Statement and accompanying proxy card on or about October 24, 2005 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the principal office of the Company located at 20333 South Normandie Avenue, Torrance, California 90502.

Who Can Vote

You are entitled to vote if you were a stockholder of record of Farmer Bros. common stock (the “Common Stock”) as of the close of business on October 10, 2005. Your shares may be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such services.

Voting of Shares

Stockholders of record as of the close of business on October 10, 2005 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. There is no cumulative voting in the election of our directors. You may vote by attending the Annual Meeting and voting in person. You may also vote by completing and mailing the enclosed proxy card. If your shares are held by a bank, broker or other nominee, please refer to the instructions they provide for voting your shares. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares.

Directors are elected by a plurality of votes cast, so abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast. The ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against such proposal and broker non-votes will have no effect on the result of the votes on such proposal.

Shares Outstanding and Quorum

At the close of business on October 10, 2005, 16,075,080 shares of Common Stock were outstanding and entitled to vote. The Company has no other class of securities outstanding. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

Proxy Card and Revocation of Proxy

You may vote by completing and mailing the enclosed proxy card. If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy: (i) in favor of the election of all of the director nominees; and (ii) in favor of ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposal or nomination was received on a timely basis in accordance with the requirements of the Company’s Bylaws, so no such matters may be brought to a vote at the Annual Meeting.

If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by sending to the Company’s Secretary at the Company’s principal office at 20333 South Normandie Avenue, Torrance, California 90502, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

ITEM 1
ELECTION OF DIRECTORS

Under the Company’s Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Class II consists of two directors, continuing in office until the Annual Meeting. Class I consists of three directors, continuing in office until the 2007 Annual Meeting. Class III consists of two directors, continuing in office until the 2006 Annual Meeting. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class will hold office for a term that will coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor.

Directors are elected by a plurality of the votes. As a result, the two Class II nominees who receive the largest number of properly cast votes will be elected as directors. Each share of Common Stock is entitled to one vote for each of the two director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Nominating Committee of the Board of Directors. Each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Guenter W. Berger and Thomas A. Maloof are nominees for re-election to the Board as Class II directors. Each of the nominees would serve until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal. If elected at the Annual Meeting, Messrs. Berger and Maloof would serve until the 2008 Annual Meeting.

All of the present directors were elected to their current terms by the stockholders, with the exception of Carol Farmer Waite who was appointed by the Board on January 14, 2005, filling a vacancy created by the death of Roy E. Farmer on January 7, 2005. The Board has determined that all nominees for election to the Board at the Annual Meeting and all continuing directors are independent under the revised listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), except for Messrs. Carson and Berger and Ms. Waite.

Set forth below is biographical information for each nominee and for each person whose term of office as a director will continue after the Annual Meeting. Other than as disclosed in the footnotes below, none of the directors is a director of any other publicly-held company.

Nominees for Election to a Three-Year Term Expiring at the 2008 Annual Meeting

Name	Age	Served as Director Continuously Since	Principal Occupation for the Last Five Years
Guenter W. Berger(1)	68	1980	Chairman, President and CEO since August 11, 2005; Interim President and CEO from January 9, 2005 through August 10, 2005; Vice President, Production prior to January 9, 2005.
Thomas A. Maloof(2)(3)(4)(5)	53	2003

From 2001 through June 2005, Chief Financial Officer of Hospitality Marketing Concepts, LLC, Irvine, California, a provider of loyalty membership programs for the hospitality and leisure industries; President of Perinatal Practice Management—Alfigen The Genetics Institute, Pasadena, California, a national genetic testing provider, from 1999-2001.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

(1)          Member of the ESOP Administrative Committee

(2)          Member of the Compensation Committee

(3)          Member of the Nominating Committee

(4)          Member of the Audit Committee

(5)          Mr. Maloof is also a director of PC Mall, Inc., a publicly traded company listed on NASDAQ.

Directors Continuing in Office Until the 2006 Annual Meeting

Name	Age	Served as Director Continuously Since	Principal Occupation for the Last Five Years
Carol Farmer Waite	58	2005	Retired school teacher with Fountain Valley School District from 1971 through 2004.
John H. Merrell(1)(2)(3)(4)	61	2001	Partner in Accounting Firm of Hutchinson and Bloodgood LLP, Glendale, California.

Directors Continuing in Office Until the 2007 Annual Meeting

Name	Age	Served as Director Continuously Since	Principal Occupation for the Last Five Years
Lewis A. Coffman(2)(3)	86	1983	Retired (former Vice President, Sales from 1981-1986).
Kenneth R. Carson	65	2004	Retired (former Vice President, Sales from March 1990 through July 30, 2004).
John Samore, Jr.(1)(2)(3)(4)	59	2003	Independent Consultant and CPA, Los Angeles, California since 2003; Tax Partner with Arthur Andersen LLP, Los Angeles, California, from 1971 to 2002.

(1)          Member of the ESOP Administrative Committee

(2)          Member of the Compensation Committee

(3)          Member of the Nominating Committee

(4)          Member of the Audit Committee

ITEM 2
RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EY has audited the Company’s financial statements since 1997. EY has no direct financial interest or any material indirect financial interest in the Company or its subsidiaries. During the past three years, EY has had no connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of EY are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of EY as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of EY to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of EY.

The following resolution will be presented at the Annual Meeting:

“RESOLVED, that the appointment by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006 is hereby ratified, confirmed and approved.”

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS

Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of October 10, 2005 by: (i) each director and nominee; (ii) the Company’s Chief Executive Officer, and each of its other most highly compensated executive officers for fiscal 2005 (collectively, the “Named Executive Officers”); and (iii) all directors and nominees, Named Executive Officers and executive officers of the Company as a group:

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Guenter W. Berger	7,817	(2)	*
Kenneth R. Carson	5,357	(3)	*
Lewis A. Coffman	150		*
Michael J. King	2,437	(4)	*
Thomas A. Maloof	—		—
John H. Merrell	500	(5)	*
John Samore, Jr.	500	(6)	*
John E. Simmons	6,477	(7)	*
Carol Farmer Waite	6,318,997	(8)	39.3%
All directors and executive officers as a group (10 persons)	6,342,235		39.5%

*                    Less than 1%

(1)          Information in this table is based on the Company’s records and information provided by directors, nominees, Named Executive Officers and executive officers. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and nominees, Named Executive Officers and executive officers has sole voting and/or investment power with respect to such shares.

(2)          Includes 5,060 shares held in trust with voting and investment power shared by Mr. Berger and his wife, and 2,757 shares beneficially owned by Mr. Berger through the Company’s Employee Stock Ownership Plan (“ESOP’’), rounded to the nearest whole share.

(3)          Includes 1,500 shares owned outright, 2,857 shares beneficially owned by Mr. Carson through an IRA and 1,000 shares voted as custodian for Mr. Carson’s minor grandchildren.

(4)          Beneficially owned by Mr. King through the ESOP, rounded to the nearest whole share.

(5)          Held in a revocable living trust with voting and investment power shared by Mr. Merrell and his wife.

(6)          Held in a revocable living trust with voting and investment power shared by Mr. Samore and his wife.

(7)          Includes 3,720 shares owned outright and 2,757 shares beneficially owned by Mr. Simmons through the ESOP, rounded to the nearest whole share.

(8)          Held in various family trusts of which Ms. Waite is the sole trustee, co-trustee, beneficiary and/or settlor. Ms. Waite is the indirect beneficial owner of: (i) 21,820 shares of Common Stock held in a revocable family trust of which she is the sole trustee, beneficiary and settlor, and over which she has sole voting and dispositive power; and (ii) 6,311,651 shares of Common Stock as successor co-trustee of various family trusts, for the benefit of herself and family members, and over which she has shared voting and dispositive power with Jeanne Farmer Grossman and/or Richard Farmer. Ms. Waite disclaims beneficial ownership of 14,474 shares held in trusts for the benefit of her nephews.

Principal Stockholders

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of October 10, 2005 (except as otherwise stated in the footnotes), by all persons (including any group deemed a “person” under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be a beneficial owner of more than five percent (5%) of the Common Stock as of such date:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Farmer Group	6,398,781 shares(2)	39.8%
Employee Stock Ownership Plan	2,990,897 shares(3)	18.6%
Franklin Mutual Advisers, LLC	2,093,533 shares(4)	13.0%

(1)          Information in this table regarding beneficial owners of more than five percent (5%) of the Common Stock is based on information provided by them or obtained from filings under the Exchange Act. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the beneficial owners of more than five percent (5%) of the Common Stock has sole voting and/or investment power with respect to such shares. In accordance with the beneficial ownership regulations, the same shares of Common Stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners except Franklin Mutual Advisers, LLC is c/o Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California  90502.

(2)          For purposes of Section 13 of the Exchange Act, Carol Farmer Waite, Richard Farmer, Jeanne Farmer Grossman, Emily Farmer, the Survivor’s Trust created under the Roy F. and Emily Marjorie Farmer Revocable Living Trust dated December 14, 1990 (the “Survivor’s Trust”), the Marital Trust created under the Roy F. and Emily Marjorie Farmer Revocable Living Trust dated December 14, 1990 (the “Marital Trust”), and Trust A created under the Roy E. Farmer Trust dated October 11, 1957 (“Trust A”), comprise a group (the “Farmer Group”). The Farmer Group is deemed to be the beneficial owner of all shares beneficially owned by its members with shared power to vote and dispose of such shares. Each member of the Farmer Group is the beneficial owner of the following shares:

Name of Beneficial Owner	Total Shares Beneficially Owned	Percent of Class	Shares Disclaimed	Sole Voting and Dispositive Power	Shared Voting and Dispositive Power
Carol Farmer Waite	6,318,997 shares	39.3%	14,474 shares	21,820 shares	6,311,651 shares
Richard Farmer	4,553,290 shares	28.3%	12,120 shares	21,820 shares	4,543,590 shares
Jeanne Farmer Grossman	4,129,911 shares	25.7%	6,030 shares	9,550 shares	4,126,391 shares
Trust A	1,463,640 shares	9.1%	—	1,463,640 shares	—
Marital Trust	870,045 shares	5.4%	—	870,045 shares	—
Survivor’s Trust	857,769 shares	5.3%	—	857,769 shares	—
Emily Farmer	857,769 shares	5.3%	—	—	857,769 shares

(3)          There are 605,314 allocated shares and 2,385,583 shares as yet unallocated to plan participants. Under the terms of the ESOP, unallocated shares and allocated shares which ESOP participants have failed to vote will be voted proportionately to the vote of allocated shares by ESOP participants.

(4)          According to a Schedule 13F filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2005 by Franklin Mutual Advisers, LLC (“Franklin”), Franklin on that date beneficially owned 2,093,533 shares (13.0%). Franklin is reported to have sole voting and investment power over these shares pursuant to certain investment advisory contracts with one or more of Franklin’s clients, which advisory clients are the record owners of the 2,093,533 shares. Franklin’s address is 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, Attention:  Bradley Takahashi.

BOARD AND COMMITTEE MATTERS

Board Meetings

The Board held eight meetings during fiscal 2005. Each director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he or she has been a director) and committees of the Board on which he or she served (during the periods that he or she served) during fiscal 2005. In addition, the independent directors held six executive sessions during fiscal 2005. Each independent director attended at least 75% of the total number of executive sessions during fiscal 2005.

Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members’ attendance at its annual meetings of stockholders. All members of the Board were present at the 2004 Annual Meeting of Stockholders held on December 14, 2004.

Corporate Governance

The Board maintains charters for select committees. In addition, the Board has adopted a written Code of Conduct for all employees, officers and directors, and a Code of Ethics, within the meaning of Item 406(b) of Regulation S-K under the Exchange Act, applicable to the Company’s Chief Executive Officer and the Company’s Chief Financial Officer, who is also the Company’s principal accounting officer. To view the charters of the Audit, Nominating and Compensation Committees, the Code of Conduct and the Code of Ethics, please visit the Company’s website at www.farmerbroscousa.com.(1)

Committees

Audit Committee

The Company has a standing Audit Committee established in accordance with applicable provisions of the Exchange Act. The Audit Committee’s principal purposes are to oversee the accounting and financial reporting processes of the Company, the audits of the financial statements of the Company, and the qualifications and independence of the independent registered public accounting firm. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. During fiscal 2005, the Audit Committee met eight times. John H. Merrell serves as Chairman, and Thomas A. Maloof and John Samore, Jr. serve as members of the Audit Committee. The Board has determined that at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. That person is John H. Merrell, the Audit Committee Chairman. Mr. Merrell is “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board has determined that all Audit Committee members are independent under the revised listing standards of NASDAQ. The Audit Committee meets the NASDAQ composition requirements, including the requirements regarding financial literacy and financial sophistication.

Nominating Committee

The Nominating Committee is a standing committee of the Board and is comprised of Lewis A. Coffman, Thomas A. Maloof, John H. Merrell and John Samore, Jr. The principal purposes of the Nominating Committee are to identify persons qualified to become Board members and to recommend to the Board individuals to be selected as director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board. The Board has determined that all Nominating Committee members are independent under the revised listing standards of NASDAQ.

(1)          This website address is not intended to function as a hyperlink, and the information contained in the Company’s website is not intended to be a part of this Proxy Statement.

The Nominating Committee believes that its slate of nominees should include: the Chief Executive Officer of the Company; one or more nominees with upper management experience with the Company or in the coffee industry; three nominees who are independent and have the requisite accounting or financial qualifications to serve on the Audit Committee; and at least three nominees who are independent and have executive compensation experience to serve on the Compensation Committee. All nominees should contribute substantially to the Board’s oversight responsibilities. The Nominating Committee met two times in fiscal 2005 to recommend an appointee to a vacancy on the Board and to nominate directors for election at the Annual Meeting.

The Nominating Committee will consider recommendations for director nominees from Company stockholders. Biographical information and contact information for proposed candidates should be sent to Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, Attention: Secretary, subject to the notice provisions described below under the caption “Other Matters - Stockholder Proposals and Nominations.”  The Nominating Committee will evaluate candidates proposed by stockholders using the following criteria: Board needs (see discussion of slate of nominees above); relevant business experience; time availability; absence of conflicts of interest; and perceived ability to contribute to the Company’s success.

Compensation Committee

The Compensation Committee is a standing committee of the Board. Thomas A. Maloof serves as Chairman, and Lewis A. Coffman, John H. Merrell and John Samore, Jr. serve as members of the Compensation Committee. The Compensation Committee is responsible for assessing the overall compensation structure of the Company and for administering and reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and all other compensation and benefit programs currently in place at the Company. Additionally, the Compensation Committee is responsible for reviewing and evaluating the performance of the Company’s executive officers (including the Chief Executive Officer) and setting compensation for executive officers based on such evaluations. The Compensation Committee met four times in fiscal 2005. The Board has determined that all Compensation Committee members are independent under the revised listing standards of NASDAQ.

Compensation of Directors

Directors of the Company who are also employees of the Company are not separately compensated for their service as directors.

For fiscal 2005, each non-employee director was paid an annual retainer of $25,000 and meeting fees of $1,500 for each Board meeting and committee meeting (if not held in conjunction with a Board meeting) attended, and the Audit Committee Chairman received an additional annual retainer of $2,500. The non-employee directors received the following aggregate amounts of cash compensation for fiscal 2005:  Mr. Carson, $37,000; Mr. Coffman, $41,500; Mr. Maloof, $49,000; Mr. Merrell, $56,000; and Mr. Samore, $53,500. Ms. Waite became a non-employee director of the Company on January 14, 2005, after which time she earned $18,500 in cash compensation for fiscal 2005.

For fiscal 2006, each non-employee director will receive an annual retainer of $25,000 and meeting fees of $1,500 for each Board meeting and committee meeting (if not held in conjunction with a Board meeting) attended, except that the per meeting fee for Audit Committee members will be $2,500. The Audit Committee Chairman will receive an annual retainer of $5,000. The Compensation Committee Chairman will receive an annual retainer of $2,500.

The members of the Board are also entitled to reimbursement of travel expenses from outside the greater Los Angeles area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings.

EXECUTIVE OFFICERS

Name	Age	Position Last Five Years
Guenter W. Berger	68	Chairman, President and CEO since August 11, 2005; Interim President and CEO from January 9, 2005 through August 10, 2005; Vice President, Production prior to January 9, 2005.
Michael J. King	60	Vice President, Sales since August 2004; National Sales Manager from July 1994 through July 2004.
John E. Simmons	54	Treasurer, Chief Financial Officer.
John M. Anglin(1)	58

Secretary since 2003 and Partner in the law firm of Anglin, Flewelling, Rasmussen, Campbell & Trytten LLP, Pasadena, California since 2002; Partner in the law firm of Walker, Wright, Tyler and Ward, LLP, Los Angeles, California, previously.

(1)          Anglin, Flewelling, Rasmussen, Campbell & Trytten LLP provides legal services to the Company.

All officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There are no family relationships between any director or executive officer. Carol Farmer Waite is the sister of the late Roy E. Farmer and the daughter of the late Roy F. Farmer.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning certain compensation awarded to, paid to, or earned by the Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years 2003 through 2005.

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)(1)	All Other Compensation ($)
GUENTER W. BERGER	2005	(2)	263,961	150,000	21,851	(3)
Chairman, President and CEO	2004		250,788	100,000	17,040	(3)
(Former Vice President, Production)	2003		244,477	100,000	17,317	(3)
ROY E. FARMER	2005	(4)	523,212	—	21,456	(5)
Deceased—Former Chairman,	2004		498,411	400,000	16,678	(5)
President and CEO	2003		335,585	400,000	17,082	(5)
MICHAEL J. KING	2005		204,981	100,000	20,434	(6)
Vice President, Sales (8/04 to Present)	2004		168,967	—	13,850	(6)
National Sales Manager (7/94-7/04)	2003		162,919	—	13,567	(6)
JOHN E. SIMMONS	2005		236,179	100,000	21,369	(7)
Treasurer and CFO	2004		228,555	100,000	16,598	(7)
	2003		203,472	100,000	16,833	(7)

(1)          Awarded under the Company’s 1982 Incentive Compensation Plan for the years indicated, paid during the following year, consistent with past practice.

(2)          Mr. Berger served as Vice President, Production through January 8, 2005, became Interim President and CEO on January 9, 2005, and became Chairman, President and CEO on August 11, 2005. Information in the table reflects all compensation during fiscal 2005 in all such capacities.

(3)          Includes: (i) the dollar value of benefits under the Company’s executive life insurance plan of $700, $630 and $698; and (ii) allocations under the ESOP of $16,617, $16,410 and $21,153, for fiscal 2003, 2004 and 2005, respectively.

(4)          Information through January 7, 2005, Mr. Farmer’s date of death.

(5)          Includes: (i) the dollar value of benefits under the Company’s executive life insurance plan of $465, $425 and $303; and (ii) allocations under the ESOP of $16,617, $16,253 and $21,153, for fiscal 2003, 2004 and 2005, respectively.

(6)          Includes: (i) the dollar value of benefits under the Company’s executive life insurance plan of $251, $226 and $283; and (ii) allocations under the ESOP of $13,316, $13,624 and $20,151, for fiscal 2003, 2004 and 2005, respectively.

(7)          Includes: (i) the dollar value of benefits under the Company’s executive life insurance plan of $216, $148 and $216; and (ii) allocations under the ESOP of $16,667, $16,450 and $21,153, for fiscal 2003, 2004 and 2005, respectively.

Retirement Plan

The following table shows estimated annual benefits payable for the 2005 plan year under the Company’s retirement plan (“Retirement Plan”) upon retirement at age 62 to persons at various average compensation levels and years of credited service based on a straight-life annuity. The Retirement Plan is a contributory defined benefit plan covering all non-union Company employees. The following figures assume that employee contributions (2% of annual gross earnings) are made throughout the employees’ first five years of service and are not withdrawn. After five years of participation in the Retirement Plan, employees make no further contributions. Benefits under a predecessor plan are included in the following figures. Maximum annual combined benefits under both plans generally cannot exceed the lesser of $205,000 or the average of the employee’s highest three years of compensation.

Annualized Pension Compensation for Highest 60 Consecutive Months	Credited Years of Service
in Last Ten Years of Employment	20	25	30	35
$100,000	$30,000	$37,500	$45,000	$52,500
$125,000	$37,500	$46,875	$56,250	$65,625
$150,000	$45,000	$56,250	$67,500	$78,750
$170,000	$52,500	$65,625	$78,750	$91,875
$200,000	$60,000	$75,000	$90,000	$105,000
$250,000	$61,500	$76,875	$92,250	$107,625

The earnings of executive officers by which benefits in part are measured consist of the amounts reportable under “Annual Compensation” in the Summary Compensation Table less certain allowance items (none in 2005).

The five year average compensation for purposes of the Retirement Plan of each of the Named Executive Officers and the number of years of service rounded to the nearest year (as of December 31, 2004) and credited to each of them under the Retirement Plan were as follows: Roy E. Farmer—$694,205 (28 years); Guenter W. Berger—$343,529 (40 years); Michael J. King—$164,079 (31 years); and John E. Simmons—$288,632 (23 years). After 39 years of credited service, Guenter W. Berger began receiving maximum benefits in July 2004.

The above straight-life annuity amounts are not subject to deductions for Social Security or other offsets. Other payment options, one of which is integrated with Social Security benefits, are available.

Change in Control Arrangements

On January 28, 2005, the Company entered into a Change in Control Severance Agreement (each a “Severance Agreement” and collectively, the “Severance Agreements”) with each of Guenter W. Berger, Michael J. King and John E. Simmons, as Named Executive Officers, which provides certain severance benefits to such persons in the event of a Change in Control (as generally defined below). Each Severance Agreement expires at the close of business on December 31, 2005, subject to automatic one year extensions unless the Company or such Named Executive Officer notified the other no later than September 30, 2005 that the term would not be extended. Neither the Company nor any Named Executive Officer notified the other that the term would not be extended, so the term of each Severance Agreement has been extended to December 31, 2006, subject to possible further extensions. Notwithstanding the foregoing, if prior to a Change in Control, a Named Executive Officer ceases to be an employee of the Company, his Severance Agreement will be deemed to have expired.

Under each of the Severance Agreements, a Change in Control generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals making up the Incumbent Board (as defined in the Severance Agreements) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to represent at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction).

Under each Severance Agreement, if (i) a Change in Control occurs and the Named Executive Officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability (each as defined in the Severance Agreements) or death, or by Resignation for Good Reason (as defined in the Severance Agreements), or (ii) a Threatened Change in Control (as defined in the Severance Agreements) occurs and the Named Executive Officer’s employment is terminated during the Threatened Change in Control Period (as defined in the Severance Agreements) by the Company other than for Cause, Disability or death, or the Named Executive Officer demonstrates to the Incumbent Board that grounds for a Resignation for Good Reason likely will occur if a Change in Control occurs, such Named Executive Officer will be entitled to certain payments and benefits. In the event of such termination, such Named Executive Officer will be entitled to receive the following: (i) his base salary for the two year period following the date of termination, payable semi-monthly; (ii) two consecutive annual payments of fifty percent (50%) of his average bonus as reported in the Company’s proxy statement for the last three completed fiscal years prior to the occurrence of the event triggering benefits under the Severance Agreement payable within thirty (30) days after the end of the Company’s fiscal year commencing with the first fiscal year-end after such Named Executive Officer’s date of termination; (iii) continued participation in the Company’s tax-qualified and non-qualified retirement, savings and employee stock ownership plans, and continued health, dental and life insurance benefits, in each case during the two year period following the date of termination (or such shorter period if such Named Executive Officer commences other employment prior to the end of the two year period, subject to certain exceptions in the case of health, dental and life insurance benefits); and (iv) outplacement services in an amount up to $25,000.

Each Severance Agreement provides that while such Named Executive Officer is receiving compensation and benefits thereunder, such Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such Named Executive Officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.

Compensation Committee Report(1)

The Compensation Committee Report for fiscal 2005 is as follows:

Philosophy and Objectives

The Compensation Committee believes that once base salaries of executive officers are established at competitive levels, increases should generally reflect cost of living changes and adjustments for market competitiveness, and that individual performance should be rewarded by bonuses or other incentive compensation awards. The Compensation Committee believes that most of the executive officers will be incentivized to a greater degree by such a program.

Executive Officer Compensation

In 2003 the Compensation Committee obtained a compensation study prepared by Valumetrics Advisors, Inc. relating to officer and director compensation. The report concluded that the current executive officers employed by the Company were underpaid when compared to their counterparts at size-adjusted peer group companies. Consistent with the Compensation Committee’s expressed compensation policy of paying a competitive base salary, the Compensation Committee has increased base salaries to Messrs. Berger, Simmons and King for fiscal 2006 to $350,000, $275,000 and $275,000, respectively, to reflect increased responsibilities following the death of Roy E. Farmer. Mr. Berger’s base salary is not directly related to Company performance. Mr. Berger also received an award for fiscal 2005 under the Company’s 1982 Incentive Compensation Plan (see below).

Incentive Compensation Plan

The Company made awards under its 1982 Incentive Compensation Plan (the “1982 Plan”) for fiscal 2005 to three employee executive officers, Messrs. Berger, Simmons and King, to reflect their increased responsibilities following the death of Roy E. Farmer and extraordinary efforts in a challenging year. The Compensation Committee felt that awards were justified in light of the Company’s performance in fiscal 2005, although financial results were below those achieved in the prior two years. Total awards for fiscal 2005 were $350,000, as compared to $675,000 for fiscal 2004 and $700,000 for fiscal 2003.

Under the provisions of the 1982 Plan, a percentage of the Company’s annual pre-tax income is made available for discretionary cash or deferred awards. The percentage varies from three percent of pre-tax income over $14.0 million to six percent of pre-tax income of $24.0 million or more. The pool available for awards for fiscal 2005 under the Incentive Compensation Plan was in excess of $14.0 million.

(1)   The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

The 1982 Plan has been replaced by a new plan, the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Plan”), a copy of which was filed as Exhibit 99.1 to the Company’s current report on Form 8-K filed with the SEC on October 12, 2005. Executive bonuses for fiscal 2006 will be determined under the Plan. Under the Plan, at the beginning of each fiscal year, the Compensation Committee, as administrator, determines who will participate in the Plan, establishes a target bonus for each participant, and establishes both Company financial performance criteria and individual participant goals for the ensuing year. At year-end, bonuses are awarded based on the level of achievement of Company financial performance criteria and a participant’s original goals. The Compensation Committee has discretion to increase, decrease, or entirely eliminate the bonus amount derived from the Plan’s formula. The maximum amount that can be awarded under the Plan is within the discretion of the Compensation Committee.

Compensation Committee
of the Board of Directors

Thomas A. Maloof, Chairman
Lewis A. Coffman
John H. Merrell
John Samore, Jr.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Lewis A. Coffman, John H. Merrell, Thomas A. Maloof and John Samore, Jr., all of whom are outside directors. Mr. Coffman is a retired executive officer of the Company.

PERFORMANCE GRAPH

The chart set forth below shows the value of an investment of $100 on June 30, 2000 in each of Farmer Bros. Common Stock, the Russell 2000 Index and the Value Line Food Processing Index. All values assume reinvestment of the pre-tax value of dividends paid by companies included in these indices and are calculated as of June 30 of each year. The historical stock price performance of the Company’s Common Stock shown in the performance graph below is not necessarily indicative of future stock performance.

Comparison of Five-Year Cumulative Total Return(1)
Farmer Bros. Co., Russell 2000 Index and Value Line Food Processing Index
(Performance Results through 6/30/05)

	2000	2001	2002	2003	2004	2005
Farmer Brothers Co.	100.00	130.85	206.34	195.01	155.90	131.44
Russell 2000 Index	100.00	97.82	88.29	85.56	112.88	122.06
Food Processing	100.00	121.79	149.77	142.43	178.86	189.54

Source:           Value Line, Inc. Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

(1)          The material in this performance graph is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

AUDIT MATTERS

Audit Committee Report(1)

The Audit Committee Report for fiscal 2005 is as follows:

1.                The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended June 30, 2005.

2.                The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

3.                The Audit Committee has received and reviewed written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

4.                Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the Board, that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005 filed with the SEC on September 13, 2005.

Audit Committee of the Board of Directors

John H. Merrell, Chairman
Thomas A. Maloof
John Samore, Jr.

Independent Registered Public Accounting Firm

The following summarizes the fees paid to EY for the fiscal years ended June 30, 2004 and 2005:

	2005	2004
Audit Fees	$615,000	$244,000
Audit-Related Fees	0	0
Tax Fees	282,000	210,000
All Other Fees	0	0
Total Fees	$897,000	$454,000

Audit fees include aggregate fees billed by EY for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q. The fiscal 2005 audit fees include $390,000 to examine Company documentation related to management reporting under Section 404 of the Sarbanes-Oxley Act of 2002. Tax fees include aggregate fees billed by EY for tax compliance, tax advice and tax planning services, including state tax representation and miscellaneous consulting on federal and state taxation matters. For fiscal 2004 and 2005, EY provided no services other than audit and tax services. The Audit Committee has considered the effect of EY’s providing tax services and other non-audit services on the firm’s independence.

From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by independent registered public accountants, the Audit Committee has pre-approved all audit and permissible non-audit services provided by EY.

(1)          The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on the Company’s review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that, during the fiscal year ended June 30, 2005, the Reporting Persons met all applicable Section 16(a) filing requirements, except: (i) a joint report on Form 3 by Carol Farmer Waite, Richard Farmer and Jeanne Farmer Grossman to report the acquisition of beneficial ownership by such persons following the death of Roy E. Farmer on January 7, 2005 was filed late due to the administration of Mr. Farmer’s estate; and (ii) a report on Form 4 by John Simmons was filed one date late.

Stockholder Proposals and Nominations

Proposals Pursuant to Rule 14a-8

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next annual meeting of stockholders. To be eligible for inclusion in the Company’s 2006 proxy statement, stockholder proposals must be received by the Company no later than June 26, 2006, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

Proposals and Nominations Pursuant to the Company’s Bylaws

The Company’s Bylaws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s proxy statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2006 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than July 31, 2006, and no later than August 30, 2006, and must comply with the other Bylaw provisions summarized below; provided, however, that in the event that the 2006 Annual Meeting is called for a date that is not within thirty (30) days before or after November 28, 2006, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2006 Annual Meeting was mailed or such public disclosure of the date of the 2006 Annual Meeting was made, whichever first occurs.

The Bylaws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The notice given by a stockholder regarding other business to be brought before an annual meeting of the stockholders must set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

You may write to the Secretary of the Company at the Company’s principal executive office, 20333 South Normandie Avenue, Torrance, California 90502, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Communication with the Board

The Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters. In addition, stockholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to the Secretary of the Company at the Company’s principal executive office, 20333 South Normandie Avenue, Torrance, California 90502. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Mr. John E. Simmons, Chief Financial Officer, Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, or contact Mr. John E. Simmons by telephone at (310) 787-5200. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.

Annual Report to Stockholders

The 2005 Annual Report to Stockholders (which includes the Company’s Annual Report on Form 10-K, as filed with the SEC for the fiscal year ended June 30, 2005) is included with this Proxy Statement. The Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K also may be obtained by persons entitled thereto, without charge, by writing to Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California  90502, Attention: Chief Financial Officer.

By Order of the Board of Directors

John M. Anglin
Secretary
October 24, 2005

FARMER BROS. CO.

ANNUAL MEETING OF STOCKHOLDERS

Monday, November 28, 2005

10:00 a.m.

FARMER BROS. CO.
CORPORATE OFFICE
20333 South Normandie Avenue
Torrance, CA 90502

Farmer Bros. Co.
20333 South Normandie Avenue
Torrance, CA 90502
Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on November 28, 2005.

The shares of stock you hold in your account will be voted as you specify.

If no choice is specified, the proxy will be voted FOR Items One and Two.

By signing the proxy, you revoke all prior proxies and appoint Guenter W. Berger and Lewis A. Coffman, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Item One.

1.	To elect two Class II directors to a three year term expiring at the Annual Meeting of Stockholders in 2008: 01 Guenter W. Berger 02 Thomas A. Maloof	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Board of Directors Recommends a Vote FOR Item Two.

2.	To ratify the selection of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006.	☐ For	☐ Against	☐ Abstain

In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any continuation, postponement or adjournment thereof. The Board of Directors at present knows of no other business to be presented at the Annual Meeting of Stockholders.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees and FOR ratification of the selection of Ernst & Young LLP.

As of the date hereof, the undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders to be held on November 28, 2005, the 2005 Proxy Statement and the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2005.

Address Change? Mark Box ☐ Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.